Minnesota Life Insurance Company
Variable Annuity Account and Minnesota Life Variable Life Account

Supplement dated March 9, 2017 to the following Prospectuses and Booklets dated April 29, 2016:

*	Variable Adjustable Life
*	Variable Adjustable Life-SD
*	Variable Adjustable Life Horizon
*	Variable Adjustable Life Summit
*	Variable Adjustable Life Survivor
*	MultiOption(R)Advisor Variable Annuity
*	MultiOption(R)Legend Variable Annuity
*	MultiOption(R)Extra Variable Annuity
*	MultiOption(R)Guide Variable Annuity
*	MultiOption(R)Advantage Variable Annuity
*	MultiOption(R)Achiever Variable Annuity
*	MultiOption(R)Classic Variable Annuity

This supplement should be read with the currently effective or last effective prospectus, along with any other applicable supplements, for the above listed variable life insurance and variable annuity products.

Notice of Fund Merger

Effective on or about May 15, 2017, Putnam VT Growth and Income Fund - Class IB Shares ("VT Growth and Income Fund") is merging with and into the Putnam VT Equity Income Fund - Class IB Shares ("VT Equity Income Fund"). After the merger, the VT Growth and Income Fund will no longer be an investment option for the products listed above.

Putnam Investment Management, LLC ("Putnam Management"), the fund's invest-ment manager, has recommended, and the fund's Board of Trustees has approved, the merger of VT Growth and Income Fund into VT Equity Income Fund, an equity fund which seeks capital growth and current income and which invests mainly in common stocks of mid-size and large U.S. companies. Completion of the merger is subject to a number of conditions. No shareholder approval of the merger is required. Minnesota Life Insurance Company is not affiliated with Putnam Management and has no control or influence in this decision.

The funds have identical investment objectives and substantially similar investment strategies. VT Growth and Income Fund invests mainly in large companies, while VT Equity Income Fund invests mainly in midsize and large companies.

The merger will be effected at the relative net asset value of the funds on the date of the proposed merger. In the merger, all of the assets of VT Growth and Income Fund will be transferred to VT Equity Income Fund in exchange for shares of VT Equity Income Fund (the "Merger Shares") and VT Equity Income Fund will assume all of the liabilities of VT Growth and Income Fund. The Merger Shares of VT Equity Income Fund will have an aggregate value equal to the value of the VT Growth and Income Fund's assets net of liabilities. After receipt of the Merger Shares, VT Growth and Income Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of VT Growth and Income Fund. Shareholders will receive Merger Shares of the same class as the VT Growth and Income Fund shares they held. The merger is designed to be tax-free for U.S. federal income tax purposes.

Prior to the merger, owners of the above-listed products may transfer values out of the Sub-Account invested in VT Growth and Income Fund and into any other available Sub-Account investment option under the product without any fees or charges. Such a transfer will not count as a transfer for the purposes of any limits on the number of free transfers or any limit on the number of transfers that may apply for any product.

Effective on the merger date, VT Equity Income Fund will be available in the above-listed products and holders of VT Growth and Income Fund Sub-Account units will become holders of VT Equity Income Fund Sub-Account units.

Owners have the ability to allocate new purchase payments or transfer into or out of the VT Growth and Income Fund Sub-Account ("Merging Fund Sub-Account") at any time before the close of business (i.e., 3 p.m. Central Time) on May 11, 2017. After the close of business on May 11, 2017, all instructions that designate the Merging Fund Sub-Account will be deemed an instruction for the VT Equity Income Fund Sub-Account ("Surviving Fund Sub-Account"). This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including outstanding instructions under any automatic or systematic transfer option).

If your variable life policy or variable annuity contract value remains allocated to the Merging Fund Sub-Account at the time the merger occurs, those units will be replaced by units corresponding to the Surviving Fund Sub-Account, and thereafter the policy or contract value will depend on the performance of the VT Equity Income Fund. The number of Surviving Fund Sub-Account units you receive as a result of the merger will depend on the value of your Merging Fund Sub-Account units at the time the merger occurs.

The merger does not result in any change in the amount of your accumulated policy or contract value or in the dollar value of your investment in the separate account. In addition, the merger does not cause any fees or charges under your policy or contract to be greater, it does not alter your rights or our obligations under the policy or contract, and it does not result in any tax liability to you.

For a period of 60 days after merger date, owners whose values were transferred to the Surviving Fund Sub-Account may transfer out of the Surviving Fund Sub-Account into any other available investment option under the products listed above without fees or charges (and without the transfer counting as a transfer for purposes of any limit on the number of free transfers under the products listed above). You should read the prospectus carefully and consider the investment objectives, risks, charges, and expenses associated with any underlying investment option before you invest.

F88831  03-2017
Please retain this supplement for future reference.